Taxes On Income	12 Months Ended
Dec. 31, 2012
Taxes On Income [Abstract]
Taxes On Income
NOTE 12:-	TAXES ON INCOME

a.
Commencing taxable year 2003, the Company has elected to measure its taxable income and file its tax return under the Israeli Income Tax Regulations (Principles Regarding the Management of Books of Account of Foreign Invested Companies and Certain Partnerships and the Determination of Their Taxable Income), 1986. Accordingly, results for tax purposes are measured in terms of earnings in U.S. dollars.

b.	Tax benefits under the Law for the Encouragement of Capital Investments, 1959:

Alvarion Ltd. has been granted status as an "Approved Enterprise" under the Law for the Encouragement of Capital Investments, 1959 ("the Investment Law").

According to the provision of the Investment Law, Alvarion Ltd. has elected the "alternative benefits" track provisions of the Investment Law, pursuant to which Alvarion Ltd. has waived its right to grants and instead receives a tax benefit on undistributed income derived from the "Approved Enterprise" program. The entitlement to tax benefits depends upon compliance with the Investment Law regulations.

In 1997, Alvarion Ltd.'s production facility in Nazareth was granted a status of "Approved Enterprise". During 2000, Alvarion Ltd.'s expansion request for its second "Approved Enterprise" regarding its production facilities in Migdal Haemek was approved. In connection with its merger with Floware Ltd. ("Floware") in 2001, Floware Ltd. was granted "Approved Enterprise" status for its 1997 plan regarding the production facility in Or-Yehuda.

The period of benefits for all plans will commence with the first year in which the Company earns taxable income after the commencement year. The duration of tax benefits is subject to limits of the earlier of 12 years from the commencement of production, or 14 years from receiving the approval. The period of benefits for all plans has not yet commenced. The limitation mentioned does not apply to the exemption periods and plans.

Alvarion Ltd.'s entitlement to the above benefits is conditional upon its fulfilling the conditions stipulated by the Investment Law, regulations published thereunder and the letters of approval for the specific investments in "Approved Enterprises". In the event of failure to comply with these conditions, any benefits which were previously granted may be canceled and the Company may be required to refund the amount of the benefits, in whole or in part, including interest and CPI adjustments.

If these retained tax-exempt profits are distributed they would be taxed at the corporate tax rate applicable to such profits as if the Company had not elected the alternative benefit track. As of December 31, 2012, the accumulated deficit of the Company does not include tax-exempt profits earned by the Company's "Approved Enterprise".

Income from sources other than "Approved Enterprise" during the benefit period will be subject to tax at the regular corporate tax rate.

On April 1, 2005, an amendment to the Investment Law came into effect (the "Amendment") and significantly changed the provisions of the Investment Law.  Generally, the Company's investment programs that obtained approval for Approved Enterprise status prior to enactment of the Amendment will continue to be subject to the old provisions of the Investment Law.

The Amendment enacted major changes in the manner in which tax benefits are awarded under the Investment Law so that companies are no longer required to get the Investment Center's prior approval to qualify for tax benefits. Such an enterprise is a "Privileged Enterprise", rather than the previous terminology of Approved Enterprise. The period of tax benefits for a new Privileged Enterprise commences in the "Year of Commencement", which is the later of: (1) the year of election, or (2) the year in which taxable income is first generated by the company after the election year.

The Amendment limits the scope of enterprises which may be approved by the Investment Center by setting criteria for the approval of a facility as a Privileged Enterprise, such as the provision generally requiring that at least 25% of the Privileged Enterprise's income will be derived from export.

Under the Amendment, in 2005 and 2007, the Company announced 2004 and 2006 (respectively) as the "Election Year" and submitted an expansion request for additional "Privileged Enterprise" status regarding its production facilities. A portion of the taxable income derived from this "Privileged Enterprise" will be tax-exempt for a period of 10 years. The 10 years period of benefits will commence with the first year in which the Company earns taxable income after the election year.

The Company has no taxable income since inception and does not have any profits under the Approved/Privileged Enterprise.

In December 2010, the "Knesset" (Israeli Parliament) passed the Law for Economic Policy for 2011 and 2012 (Amended Legislation), 2011, which prescribes, among others, amendments in the Law for the Encouragement of Capital Investments, 1959 ("the Law"). The amendment was enacted in 2011 and became effective as of January 1, 2011. According to the amendment, the benefit tracks in the Law were modified and a flat tax rate applies to the Company's entire preferred income. The Company will be able to elect to apply (the waiver is irrevocable) the amendment and from then on it will be subject to the amended tax rates that are: 2011 and 2012 - 15% (in development area A - 10%), 2013 and 2014 - 12.5% (in development area A - 7%) and in 2015 and thereafter - 12% (in development area A - 6%).

c.	Tax benefits under the Law for the Encouragement of Industry (Taxation), 1969:

The Company is an "industrial company" under the above law and, as such, is entitled to certain tax benefits, mainly accelerated depreciation of machinery and equipment. For tax purposes only, the Company may also be entitled to deduct over a three-year period expenses incurred in connection with a public share offering and to amortize know-how over an eight-year period.

d.	Income (loss) before income tax expense:

	Year ended December 31,
	2010	2011	2012

Domestic	$5,259	$(6,776)	$(19,497)
Foreign	2,611	(3,902)	(3,520)

	$7,870	$(10,678)	$(23,017)

e.	Reconciliation of the theoretical tax expenses:

For the year ended December 31, 2010, 2011 and 2012, the main reconciling items between the statutory tax rate of the Company and the effective tax rate are the non-recognition of tax benefits from accumulated net operating losses carried forward due to the uncertainty of the realization of such tax benefits and current year adjustments to the full valuation allowance provided on the current losses.

f.	Carryforward losses:

As of December 31, 2012, Alvarion Ltd. and Wavion Ltd. had an available tax loss carry forward amounting to approximately  $283,122, which may be carried forward, in order to offset taxable income in the future, for an indefinite period.

As of December 31, 2012, the U.S. subsidiaries had approximately $ 41,073 in federal net operating loss carryforward for income tax purposes, which can be carried forward and offset against taxable income for 20 years and will expire between 2013 and 2032. The state tax losses carryforwards of the U.S. subsidiaries are approximately $23,759 and this balance will expire between 2013 through 2022.

The state and U.S. federal loss carry forwards per the income tax returns filed included uncertain tax positions taken in prior years.  Due to application of uncertain tax positions, they are larger than the net operating loss deferred tax asset recognized for financial statement purposes.

Utilization of U.S. net operating losses may be subject to substantial annual limitations due to the "change in ownership" provisions ("annual limitations") of the Internal Revenue Code of 1986 and similar state provisions. The annual limitation may result in the expiration of net operating losses before utilization.

g.	Tax rates applicable to the income of the Company:

Taxable income of Israeli company is subject to tax at the rate of  25% in 2010 and 24% in 2011. In December 5, 2011, the Knesset (Israel's Parliament) passed a law for changing the tax burden (the Law), which among others, cancels effective from 2012, the scheduled progressive reduction in the corporate tax rate. The Law also increases the corporate tax rate to 25% in 2012. In view of this increase in the corporate tax rate to 25% in 2012, the real capital gains tax rate were also increased accordingly.

h.	Deferred taxes:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax liabilities and assets are as follows:

	December 31,
	2011	2012
Tax assets in respect of:
Allowance for doubtful accounts	$1,361	$429
Accrued severance pay and accrued vacation pay	660	344
Reaserch and development expenses	4,270	2,683
Other deductions for tax purposes	1,712	1,965
Net loss carry forward	76,181	83,644

Total deferred tax assets	84,184	89,065

Deferred tax liabilities:
Acquired intangibles	(7,743)	(6,850)

Deferred tax assets, net before valuation allowance	76,441	82,215
Valuation allowance	(76,441)	(82,215)

Deferred tax assets	$-	$-

i.	A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31,
	2011	2012

Opening balance	$3,363	$2,537
Settlement of prior year tax positions	(878)	(447)
Additions for current year tax position	52	101

Closing balance	$2,537	$2,191

During the years ended December 31, 2010, 2011 and 2012, the Company recorded $ 92, $ 100 and $ 59, respectively for interest and penalties expenses related to uncertain tax positions. The liability for unrecognized tax benefits included accrued interest and penalties of $ 910 and $ 671 at December 31, 2011 and 2012, respectively.

As of December 31, 2012, the entire amount of unrecognized tax benefit could affect the Company's income tax provision and the effective tax rate.

j.
The Company and its subsidiaries file income tax returns in Israel, USA and other foreign jurisdictions. With respect to Alvarion Ltd., the Israeli Tax Authorities had never examined the Company's tax returns, nevertheless the tax returns until 2007 tax year (including 2007  tax returns) are deemed to be approved.